Exhibit 10.47

First Amendment

To

Satellite Transponder Service Agreement for EchoStar XVI

Between

EchoStar Satellite Operating Corporation

and

DISH Network L.L.C.

This First Amendment (the “First Amendment”) to that certain Satellite Transponder Service Agreement for the EchoStar XVI Satellite by and between EchoStar Satellite Operating Corporation (“EchoStar”) and DISH Network L.L.C. (“Customer”) dated December 21, 2009, (the “Agreement”), shall be effective as of December 21, 2012 (the “First Amendment Effective Date”).

WHEREAS, EchoStar and Customer desire to amend the Agreement as described herein;

NOW THEREFORE, in consideration of the premises and mutual undertakings herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, EchoStar and Customer intending to be legally bound, hereby agree as follows:

1.              Section 1.2 is hereby deleted in its entirety and the following substituted therefor:

1.2.  Term.

(a)                                 Initial Service Term.  The initial term for Service provided under this Agreement (the “Initial Service Term”) shall commence on the In-Service Date of the Satellite and, except as otherwise provided herein, shall continue, unless terminated earlier in accordance with the terms and conditions of this Agreement, until the earliest of: (i) the End-of-Life or Replacement Date of the Satellite unless EchoStar elects to provide Service on the Replacement Satellite; (ii) the date the Satellite becomes a Satellite Failure; or (iii) four (4) years after the In-Service Date of the Satellite (the “Projected Termination Date”).

(b)                                 Customer Initial Renewal Option.  The Service Term on the Satellite (provided that a Satellite Failure has not occurred) may be extended at Customer’s option (the “Customer Initial Renewal Option”) for an additional six-year period (the “Initial Renewal Term”), upon written notice to EchoStar provided at least two hundred seventy (270) days prior to the end of the Initial Service Term (the “Initial Renewal Option

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Deadline”), provided that, at the time of the Customer Initial Renewal Option, Customer is in full compliance with all of its obligations under this Agreement.

(c)                                  EchoStar Renewal Option.  The Service Term on the Satellite may be extended at EchoStar’s option (the “EchoStar Renewal Option”) for the Initial Renewal Term in the event that prior to the expiration of the Initial Renewal Option Deadline, Customer did not exercise the Customer Initial Renewal Option and ***, provided that, at the time of the EchoStar Renewal Option, EchoStar is in full compliance with its obligations under this Agreement.

(d)                                 Customer Second Renewal Option.  If either the Customer Initial Renewal Option or the EchoStar Renewal Option have been exercised, the Service Term on the Satellite (provided that a Satellite Failure has not occurred) may be extended beyond the Initial Renewal Term at Customer’s sole option (the “Customer Second Renewal Option”) for an additional five-year period (the “Second Renewal Term”), upon written notice to EchoStar provided at least two hundred seventy (270) days prior to the end of the Initial Renewal Term (the “Second Renewal Option Deadline”), provided that, at the time of the Customer Second Renewal Option, Customer is in full compliance with its obligations under this Agreement. The Initial Service Term, the Initial Renewal Term and the Second Renewal Term hereunder are collectively referred to herein as the “Service Term.”

(e)                                  ***

2.              Section 1.4 is hereby deleted in its entirety and the following substituted therefor:

1.4.  Notices.  All notices regarding technical or operational matters requiring immediate attention will be given by telephone to the telephone numbers set forth below and shall be followed by written notification.  All other notices or requests that are required or permitted to be given hereunder shall be in writing and shall be sent by facsimile transmission, or by first class certified mail, postage prepaid, or by overnight courier service, charges prepaid, to the party to be notified, addressed to such party at the address set forth below, or sent by facsimile to the fax number set forth below, or such other address(es) or fax number(s) as such party may have substituted by written notice to the other party.  The sending of such notice with confirmation of receipt thereof (in the case of facsimile transmission) or receipt of such notice (in the case of delivery by mail or by overnight courier service) shall constitute the giving thereof.

If to be given to Customer:	If to be given to EchoStar:

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Attn: ***	Attn: ***

DISH Network L.L.C.	EchoStar Satellite Operating Corporation

9601 South Meridian Blvd. Englewood, Colorado 80112 Fax#: ***	100 Inverness Terrace East Englewood, Colorado 80112 Fax #: ***

cc: DISH Network L.L.C. Attention: Office of the General Counsel Same address as above Fax #: ***	cc: EchoStar Satellite Operating Corporation Attention: Office of the General Counsel Same address as above Fax #: ***

Customer’s 24 Hour Emergency Telephone # for Technical/Operational Issues:

Tel #:  ***

EchoStar’s 24 Hour Emergency Telephone # for Technical/Operational Issues:

Tel #:  ***

3.                                      New Section 2.5 is hereby added to the Agreement, as follows:

2.5                               ***

4.                                      New Section 2.6 is hereby added to the Agreement, as follows:

2.6                               ***

5.                                      New Section 7.3 is hereby added to the Agreement, as follows:

7.3                               ***

6.                                      Attachment C.  Attachment C is hereby deleted in its entirety and Attachment C attached hereto is substituted therefor.

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

7.                                      No Other Amendment.  Except as expressly set forth herein, all of the terms and conditions of the Agreement shall remain in full force and effect, without any change whatsoever.

8.                                      Counterparts.  This First Amendment may be executed in two (2) or more counterparts, each of which when executed and delivered shall be deemed to be an original, and all of which when taken together shall constitute one and the same instrument.  Facsimile signatures shall be deemed originals.

9.                                      Capitalized Terms.  Capitalized terms used herein, but not otherwise defined, shall have the meaning ascribed to them in the Agreement.

10.                               Conflict.  This First Amendment shall only by effective as of, and its terms and conditions apply to the period on and after the First Amendment Effective Date.  With respect to the period prior to the First Amendment Effective Date, in the event there is any conflict between the terms and conditions of this First Amendment and the terms and conditions of the Agreement, the terms and conditions of the Agreement will prevail.  With respect to the period on and after the First Amendment Effective Date, in the event there is any conflict between the terms and conditions of this First Amendment and the terms and conditions of the Agreement, the terms and conditions of this First Amendment will prevail.

11.                               Entire Agreement.  The Agreement, including any Exhibits or Attachments to the Agreement, and this First Amendment constitute the entire agreement between the parties with respect to the subject matter hereof and supersede all previous agreements, oral or written, between the parties concerning the subject matter hereof.  No modification or amendment of the terms of the Agreement or this First Amendment shall be effective except by a writing executed by both parties.

[SIGNATURE PAGE FOLLOWS]

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

IN WITNESS WHEREOF, the parties have caused their duly authorized representatives to execute this First Amendment as of the First Amendment Effective Date.

ECHOSTAR SATELLITE
OPERATING CORPORATION

By:	/s/ Kenneth Carroll
	Name:	Kenneth Carroll
	Title:	Executive Vice President

DISH NETWORK L.L.C.

By:	/s/ Robert E. Olson
	Name:	Robert E. Olson
	Title:	Executive Vice President and Chief Financial Officer

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.

Attachment C

EchoStar XVI MRC Calculation

***

***Certain confidential portions of this exhibit were omitted by means of redacting a portion of the text. Copies of the exhibit containing the redacted portions have been filed separately with the Securities and Exchange Commission subject to a request for confidential treatment pursuant to Rule 24b-2 under the Securities Exchange Act.